Advanced Series Trust
655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

August 10, 2015

Dear Contract Owner,

As a contract owner who beneficially owns shares of the AST Franklin Templeton Founding Funds Allocation Portfolio (the "Target Portfolio") of the Advanced Series Trust (the "Trust" or "AST"), you are cordially invited to a Special Meeting of Shareholders (the "Meeting") of the Target Portfolio to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on October 5, 2015 at 11:00 a.m. Eastern Standard Time.

The Meeting is very important to the future of the Target Portfolio. At the Meeting, the shareholders of the Target Portfolio will be asked to approve or disapprove a Plan of Reorganization of the Target Portfolio (the "Plan"). As more fully explained in the attached Prospectus/Proxy Statement, the Plan provides for the transfer of all of the Target Portfolio's assets to the AST Prudential Growth Allocation Portfolio (the "Acquiring Portfolio") of the Trust in exchange for the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities and the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Reorganization"). The fund resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio."

If the Plan is approved and the Reorganization completed, you will beneficially own shares of the Acquiring Portfolio rather than shares of the Target Portfolio. It is expected that the Reorganization, if approved, would be completed on or about October 19, 2015.

The Board of Trustees of the Trust (the "Board") has approved the Reorganization and recommends that you vote "FOR" the proposal. Although the Board has determined that the proposal is in your best interest, the final decision is yours. The Board considered several factors in reaching its determination to approve the Reorganization, including that:

•  The total net expense ratio for the Acquiring Portfolio for the 12 months ended December 31, 2014 is lower than the total net expense ratio of the Target Portfolio for the same period;

•  The contractual and effective investment management fee rates for the Acquiring Portfolio are lower than the contractual and effective investment management fee rates for the Target Portfolio;

•  The historical net investment performance results for the Acquiring Portfolio for the one- year period ended December 31, 2014 are better than the corresponding historical net investment performance results of the Target Portfolio;

•  Assuming completion of the Reorganization on December 31, 2014, the pro forma total net expense ratio for the Combined Portfolio is lower than the total net expense ratio for the Target Portfolio;

•  The Acquiring Portfolio is larger than the Target Portfolio;

•  The investment objectives and principal investment strategies of the Target Portfolio and the Acquiring Portfolio are similar; and

•  Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

The following pages include important information on the proposed Reorganization in a question and answer format. The pages that follow include the full Prospectus/Proxy Statement with detailed information regarding the Reorganization. Please read the full document, including the detailed description of the factors considered by the Board.

Your vote is important no matter how large or small your investment. We urge you to read the attached Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on the enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may vote by telephone by calling toll-free 855-973-0094 or you may vote via the internet by going to www.proxyvote.com. Your voting instructions must be received by the Trust prior to October 5, 2015. The Target Portfolio shares that you beneficially own will be voted in accordance with the most current instructions received from you. All shares of the Target Portfolio, including Target Portfolio shares owned by a participating insurance company in its general account or otherwise, for which instructions are not received from Contract owners will be voted by the participating insurance companies in the same proportion as the votes actually cast by Contract owners on the Reorganization. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

Any questions or concerns you may have regarding the proposed Reorganization, please call 855-973-0094 between the hours of 8:00 a.m. and 10:00 p.m. Eastern Standard Time Monday-Friday.

Sincerely,

Timothy Cronin
President
Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the attached Prospectus/Proxy Statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You have received these proxy materials and you are being asked to provide voting instructions to your insurance company on the proposal because you are the beneficial owner of shares of the AST Franklin Templeton Founding Funds Allocation Portfolio (the "Target Portfolio"), which is a series of the Advanced Series Trust (the "Trust" or "AST"). The Target Portfolio is seeking shareholder consideration and approval of an important proposal.

Q2. WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the reorganization (the "Reorganization") of the Target Portfolio into the AST Prudential Growth Allocation Portfolio (the "Acquiring Portfolio"), which is a series of the Trust. The proposal is recommended by Prudential Investments LLC ("PI") and AST Investment Services, Inc. ("ASTIS") which serve as the investment managers of the Target Portfolio and the Acquiring Portfolio and has been approved by the Board of the Trust.

Q3. HOW WILL THE REORGANIZATION BENEFIT SHAREHOLDERS?

A. The Reorganization is expected to benefit Target Portfolio shareholders for a number of reasons, including:

•  The total net expense ratio for the Acquiring Portfolio for the 12 months ended December 31, 2014 is lower than the total net expense ratio of the Target Portfolio for the same period;

•  The contractual and effective investment management fee rates for the Acquiring Portfolio are lower than the contractual and effective investment management fee rates for the Target Portfolio;

•  The historical net investment performance results for the Acquiring Portfolio for the one- year period ended December 31, 2014 are better than the corresponding historical net investment performance results of the Target Portfolio;

•  Assuming completion of the Reorganization on December 31, 2014, the pro forma total net expense ratio for the Combined Portfolio is lower than the total net expense ratio for the Target Portfolio;

•  The Acquiring Portfolio is larger than the Target Portfolio;

•  The investment objectives and principal investment strategies of the Target Portfolio and the Acquiring Portfolio are similar; and

•  Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

Please read pages 8 and 9 of the attached Prospectus/Proxy Statement for a complete description of each of the factors the Board considered.

Q4. HOW WILL THE PROPOSAL IMPACT FEES AND EXPENSES?

A. If the proposal is approved, it is expected that the total net expense ratio for the Combined Portfolio will be lower than the total net expense ratio of the Target Portfolio, meaning that shareholders of the Target Portfolio will receive a reduction in the operating expenses that they pay. Please read the attached Prospectus/Proxy Statement for a complete description of the fees and expenses.

Q5. HAS THE BOARD OF TRUSTEES OF THE TRUST APPROVED THE PROPOSAL?

A. Yes. The Board of Trustees of the Trust (the "Board") has approved the proposal, believes it is in the best interest of the Target Portfolio and its shareholders, and recommends that you vote to approve the proposal. See pages 8 and 9 of the attached Prospectus/Proxy Statement for the complete list of factors considered by the Board in making its recommendation.

Q6. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing for this prospectus and proxy statement and related materials, will be paid by the Manager or its affiliates under the fee received from the Target Portfolio and the Acquiring Portfolio under its Rule 12b-1 plan, as applicable.

Q7. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. You are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in the Target Portfolio as of the record date, July 10, 2015.

Q8. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•  Attending the shareholder meeting and submitting your voting instructions;

•  Completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the shareholder meeting (the "Meeting"), which is scheduled for October 5, 2015 at 11:00 a.m. Eastern Standard Time;

•  Calling toll-free 855-973-0094. Voting instructions submitted by telephone must be submitted by 11:59 p.m, Eastern Standard Time on the day before the Meeting; or

•  Going to www.proxyvote.com. Voting instructions submitted via the internet must be submitted by 11:59 p.m, Eastern Standard Time on the day before the Meeting.

Q9. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above.

Q10. WHEN WILL THE SHAREHOLDER MEETING TAKE PLACE?

A. The shareholder meeting is scheduled to take place on October 5, 2015.

Q11. WHEN WILL THE PROPOSED REORGANIZATION TAKE PLACE?

A. If approved, the proposed Reorganization is currently expected to go into effect on or about October 19, 2015.

Q12. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes. The proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q13. WHAT IF I HAVE QUESTIONS ON THE PROPOSED REORGANIZATION?

A. If you require assistance or have any questions regarding the proposed Reorganization, please call 855-973-0094 between the hours of 8:00 a.m. and 10:00 p.m. Eastern Standard Time Monday-Friday.

Q14. WILL CLIENTS BE ALLOWED TO TRANSFER OUT OF THE AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO WITHOUT PENALTY AND WITHOUT BEING REQUIRED TO USE ONE OF THEIR ALLOTTED TRANSFERS?

A. Yes. Shareholders will be allowed one free transfer out of the Target Portfolio during the period within sixty (60) days of the effective date of the Reorganization (i.e., within 60 days before to 60 days after the effective date of the Reorganization).

AST FRANKLIN TEMPLETON FOUNDING FUNDS
ALLOCATION PORTFOLIO
A SERIES OF THE ADVANCED SERIES TRUST

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 5, 2015

To the Shareholders of the AST Franklin Templeton Founding Funds Allocation Portfolio, a series of the Advanced Series Trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the AST Franklin Templeton Founding Funds Allocation Portfolio (the "Target Portfolio"), a series of the Advanced Series Trust, (the "Trust" or "AST") will be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on October 5, 2015.

The purposes of the Meeting are as follows:

I.  To approve a Plan of Reorganization of the Trust on behalf of the Target Portfolio (the "Plan") and on behalf of the AST Prudential Growth Allocation Portfolio (the "Acquiring Portfolio"), a series of the Trust.

As described in more detail below, the Plan provides for the transfer of all of the Target Portfolio's assets to the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities and the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. The Plan also provides for the distribution by the Target Portfolio, on a pro rata basis, of such Acquiring Portfolio Shares to the Target Portfolio's shareholders in complete liquidation of the Target Portfolio. A vote in favor of the Plan by the shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust. The Board of Trustees of the Trust (the "Board") unanimously recommends that you vote in favor of the proposal.

II.  To transact such other business as may properly come before the Meeting or any adjournment thereof.

A copy of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio by the Acquiring Portfolio and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its shareholders is referred to herein as the "Reorganization." If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this Notice. The Board has fixed the close of business on July 10, 2015, as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, or any adjournment thereof, and only holders of record of shares of the Target Portfolio at the close of business on that date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Each full share of the Target Portfolio is entitled to one vote on the proposal and each fractional share of the Target Portfolio is entitled to a corresponding fractional vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting, you are requested to complete, date and sign the enclosed voting instruction card relating to the Meeting and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone or via the internet as described in the Prospectus/Proxy Statement attached to this Notice. The enclosed voting instruction card is being solicited on behalf of the Board .

YOUR VOTE IS IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 855-973-0094 AND FOLLOWING THE INSTRUCTIONS. YOU MAY ALSO VOTE VIA THE INTERNET AT WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETING. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

By order of the Board of Trustees of the Advanced Series Trust.

Deborah A. Docs
Secretary
Advanced Series Trust

PROXY STATEMENT
for
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
A SERIES OF THE ADVANCED SERIES TRUST
and
PROSPECTUS
for
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
A SERIES OF ADVANCED SERIES TRUST

Dated August 10, 2015

655 Broad Street
Newark, New Jersey 07102

Reorganization of AST Franklin Templeton Founding Funds Allocation Portfolio
into AST Prudential Growth Allocation Portfolio

This Prospectus/Proxy Statement is furnished in connection with the Special Meeting of Shareholders (the "Meeting") of the AST Franklin Templeton Founding Funds Allocation Portfolio (the "Target Portfolio"), a series of Advanced Series Trust (the "Trust" or "AST"). At the Meeting, you will be asked to consider and approve a Plan of Reorganization of the Trust (the "Plan") that provides for the reorganization of the Target Portfolio into the AST Prudential Growth Allocation Portfolio (the "Acquiring Portfolio," and together with the Target Portfolio, the "Portfolios"), a series of the Trust.

As described in more detail below, the Plan provides for the transfer of the Target Portfolio's assets to the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of the Target Portfolio's liabilities and the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by the Target Portfolio in a reorganization transaction will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to such reorganization transaction. The Plan also provides for the distribution by the Acquiring Portfolio, on a pro rata basis, of such Acquiring Portfolio Shares to the Target Portfolio's shareholders in complete liquidation of the Target Portfolio. A vote in favor of the Plan by the shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust.

The acquisition of assets of the Target Portfolio by the Acquiring Portfolio, assumption of liabilities of the Target Portfolio by the Acquiring Portfolio, and issuance of the Acquiring Portfolio Shares by the Acquiring Portfolio to the Target Portfolio and its shareholders is referred to herein as the "Reorganization." If the shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio.

The Meeting will be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on October 5, 2015, at 11:00 a.m. Eastern Standard Time. The Board of Trustees of the Trust (the "Board") is soliciting these voting instructions on behalf of the Target Portfolio and has fixed the close of business on July 10, 2015 (the "Record Date") as the record date for determining Target Portfolio shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Only holders of record shares of the Target Portfolio at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. This Prospectus/Proxy Statement is first being sent to Contract owners on or about August 17, 2015.

The Target Portfolio and the Acquiring Portfolio both serve as underlying mutual funds for variable annuity contracts and variable life insurance policies (the "Contracts") issued by life insurance companies ("Participating Insurance Companies"). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Target Portfolio through the Contracts and should consider themselves shareholders of the Target Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the Target Portfolio by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

This Prospectus/Proxy Statement gives the information about the Reorganization and the issuance of the Acquiring Portfolio Shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available at www.prudential.com/variableinsuranceportfolios. Additional information about the Acquiring Portfolio has been filed with the Securities and Exchange Commission (the "SEC"), including:

•  The Prospectus of the Trust relating to the Acquiring Portfolio, dated July 1, 2015, which is incorporated herein by reference and is included, with and considered to be a part of, this Prospectus/Proxy Statement.

•  The Trust's Annual Report to Shareholders dated December 31, 2014 relating to the Acquiring Portfolio which is incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of a Statement of Additional Information, dated July 1, 2015, (the "SAI"), relating to the Reorganization or other documents relating to the Trust and the Acquiring Portfolio without charge by calling 855-973-0094 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. The SAI is incorporated herein by reference. The SEC maintains a website (www.sec.gov) that contains the SAI and other information relating to the Target Portfolio, the Acquiring Portfolio, and the Trust that has been filed with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

Page
4	Summary
6	Information About the Reorganization
9	Comparison of Target Portfolio and Acquiring Portfolio
18	Management of the Portfolios
23	Voting Information
24	Additional Information About the Target Portfolio and the Acquiring Portfolio
25	Principal Holders of Shares
27	Financial Highlights
A-1	Exhibit A: Plan of Reorganization
B-1	Exhibit B: Advanced Series Trust Prospectus Relating to the AST Prudential Growth Allocation Portfolio dated July 1, 2015

SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the Target Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the Target Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in "Management of the Target Portfolio and the Acquiring Portfolio," Prudential Investments LLC ("PI") and AST Investment Services, Inc. ("ASTIS", and together with PI, the "Manager") serve as investment managers to the Target Portfolio and the Acquiring Portfolio. The fund resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio."

Both the Target Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments.

Portfolio	Subadvisers
AST Franklin Templeton Founding Funds Allocation Portfolio

Franklin Advisers, Inc. ("Franklin Advisers"); Franklin Mutual Advisers, LLC ("Franklin Mutual"); and Templeton Global Advisors Limited ("Templeton Global" and, collectively with Franklin Advisers and Franklin Mutual, the "Franklin Templeton Subadvisers")

AST Prudential Growth Allocation Portfolio	Quantitative Management Associates LLC ("QMA"); and Prudential Investment Management, Inc. ("PIM")

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Target Portfolio and Acquiring Portfolio are similar. The investment objective of the Target Portfolio is to seek capital appreciation. The secondary investment objective of the Target Portfolio is to seek income. The investment objective of the Acquiring Portfolio is to seek total return. The investment objective of the Target Portfolio and the Acquiring Portfolio are non-fundamental, meaning that the investment objectives can be changed with Board approval.

The Portfolios also have similar principal investment strategies. Both the Target Portfolio and the Acquiring Portfolio are diversified funds. A description of the Portfolios' principal strategies follows. After the Reorganization is completed, it is expected that the Combined Portfolio will be managed according to the investment objective and principal investment strategies of the Acquiring Portfolio.

Principal Risks of the Portfolios

The principal risks associated with the Acquiring Portfolio are similar to those of the Target Portfolio, and include asset transfer program risk, derivatives risk, equity securities risk, fixed income securities risk, foreign investment risk, high-yield risk, investment style risk, liquidity and valuation risk, market and management risk, recent events risk and regulatory risk. The Target Portfolio is also subject to the following additional principal risks: asset-backed and/or mortgage-backed securities risk, exchange-traded funds risk, expense risk, focus risk, large company risk, liquidity allocation risk, merger arbitrage securities and distressed companies risk, small and medium sized company risk and sovereign debt securities risk, while the Acquiring Portfolio is only subject to model design and implementation risks as an additional principal risk. Detailed descriptions of the principal risks associated with the Target Portfolio and the Acquiring Portfolio are set forth in i) this Prospectus/Proxy Statement under the caption

"Comparison of the Target Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;" and (ii) the prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio's investments, and therefore, the value of the Combined Portfolio's shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The effective investment management fee rate for the Acquiring Portfolio is lower than that of the Target Portfolio. The contractual investment management fee rate for the Acquiring Portfolio is lower than the contractual investment management fee rate for the Target Portfolio, and is expected to remain lower after the Reorganization is completed. Based on the current assets under management for each Portfolio as of December 31, 2014, the total net expense ratio for the Combined Portfolio is lower than the total net expense ratio of the Target Portfolio, and is expected to continue to be lower following completion of the Reorganization. This means that Target Portfolio shareholders will receive a reduction in total net expense ratios.

The following table describes the fees and expenses that owners of certain annuity contracts and variable life insurance policies (the "Contracts") may pay if they invest in the Target Portfolio as well as the projected fees and expenses of the Acquiring Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	Target Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)(1)
Management Fees	0.75%	0.65%	0.62%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%	0.25%	0.25%
+ Other Expenses	0.02%	0.03%	0.02%
+ Acquired Fund Fees & Expenses	0.00%	0.01%	0.01%
= Total Annual Portfolio Operating Expenses	1.02%	0.94%	0.90%

(1)  Assumes completion of the Reorganization on December 31, 2014 and expenses shown have been restated to reflect the fee structure in effect on July 1, 2015. The estimated fees and expenses of the Combined Portfolio (Pro Forma Surviving) are based in part on assumed average daily net assets of $12,363.55 million (i.e., the average daily net assets for the Combined Portfolio for the 12-month period ended December 31, 2014).

Expense Examples

The Examples assume that you invest $10,000 in each Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and that no expense waivers and reimbursements are in effect for the Combined Portfolio (Pro Forma Surviving). These Examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Portfolio*	$104	$325	$563	$1,248
Acquiring Portfolio*	96	300	520	1,155
Combined Portfolio (Pro Forma Surviving)*	92	287	498	1,108

*  Based on total net annual operating expense ratios of 1.02%, 0.94% and 0.90%, respectively, as described in the Annual Operating Expense Table above.

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the Target Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the Target Portfolio's assets are transferred to the Acquiring Portfolio and the Target Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the Target Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the Target Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganization" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each Portfolio, and have also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the Target Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

This section describes the Reorganization for the Target Portfolio and the Acquiring Portfolio. This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Reasons for the Reorganization

Based on a recommendation of the Manager, the Board including all of the Trustees who are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940 (collectively, the "Independent Trustees"), has unanimously approved the Reorganization. The Board also unanimously recommends that the beneficial shareholders of the Target Portfolio approve the Reorganization. The Board also unanimously determined that the Reorganization would be in the best interests of the beneficial shareholders of each Portfolio, and that the interests of the shareholders of each Portfolio would not be diluted as a result of the Reorganization.

The Manager provided the Board with detailed information regarding each Portfolio, including its investment management fee, total expenses, asset size, and performance. At a meeting held on June 15-16, 2015, the Board considered:

•  The total net expense ratio for the Acquiring Portfolio for the 12 months ended December 31, 2014 is lower than the total net expense ratio of the Target Portfolio for the same period;

•  The contractual and effective investment management fee rates for the Acquiring Portfolio are lower than the contractual and effective investment management fee rates for the Target Portfolio;

•  The historical net investment performance results for the Acquiring Portfolio for the one- year period ended December 31, 2014 are better than the corresponding historical net investment performance results of the Target Portfolio;

•  Assuming completion of the Reorganization on December 31, 2014, the pro forma total net expense ratio for the Combined Portfolio is lower than the total net expense ratio for the Target Portfolio;

•  The Acquiring Portfolio is larger than the Target Portfolio;

•  The investment objectives and principal investment strategies of the Target Portfolio and the Acquiring Portfolio are similar; and

•  Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

The Manager also provided, and the Board considered, information regarding potential benefits for the Manager and its affiliates from the Reorganization. The Reorganization may benefit the Participating Insurance Companies, which are affiliates of the Manager, by reducing their costs to hedge their guarantees under the variable contracts that use the Portfolios as investment options. The Manager estimates that its net revenue will increase as a result of the Reorganization (by approximately $4,200,000 annually). In considering these Manager benefits, the Board also considered that Target Portfolio shareholders would benefit from decreased expenses (approximately $8,400,000 annually) and from other aspects of the Reorganization noted above.

In connection with the Reorganization, there will be purchases and sales of securities. These transactions may result in costs, such as brokerage commissions. Any costs for transactions prior to the Reorganization will be borne by Target Portfolio shareholders and any costs for transactions after the Reorganization will be borne by Combined Portfolio shareholders.

For the reasons discussed above, the Board of Trustees of the Advanced Series Trust unanimously recommends that you vote FOR the Plan.

If shareholders of the Target Portfolio do not approve the Plan, the Board will consider other possible courses of action, including, among others, consolidation of the Target Portfolio with one or more portfolios of the Trust other than the Acquiring Portfolio, or unaffiliated funds, or the liquidation of the Target Portfolio.

Closing of the Reorganization

If shareholders of the Target Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio, including the preparation of certain documents. The Trust will determine a specific date for the actual Reorganization to take place, which is presently expected to occur on or about October 19, 2015. This is called the "closing date." If the shareholders of the Target Portfolio do not approve the Plan, the Reorganization will not take place for the Target Portfolio, and the Board will consider alternative courses of actions, as described above.

If the shareholders of the Target Portfolio approve the Plan, the Target Portfolio will deliver to the Acquiring Portfolio all of its assets on the closing date, the Acquiring Portfolio will assume all of the liabilities of the Target Portfolio on the closing date, and the Acquiring Portfolio will issue the Acquiring Portfolio Shares to the Target Portfolio. The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the Reorganization. The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of the Target Portfolio will beneficially own shares of the Acquiring Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the Target Portfolio. The stock transfer books of the Target Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Target Portfolio may be submitted at any time before the close of regular trading on the New York Stock Exchange on the closing date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Trust may amend the Plan without shareholder approval. The Trust may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval by shareholders of the Target Portfolio.

Expenses of the Reorganization

All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing for this prospectus and proxy statement and related materials, will be paid by the Manager or its affiliates under the fee received from the Target Portfolio and the Acquiring Portfolio under its Rule 12b-1 plan, as applicable.

Certain Federal Income Tax Considerations

Both Portfolios are treated as partnerships for U.S. federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits will be "passed through" pro rata directly to the Participating Insurance Companies and retain the same character for U.S. federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Contract owners should consult the prospectuses of their respective Contracts for information on the federal income tax consequences to such owners. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in a Portfolio, including the application of state and local taxes.

Each Portfolio complies with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code").

The Reorganization may entail various consequences, which are discussed below under the caption "Federal Income Tax Consequences of the Reorganization."

Federal Income Tax Consequences of the Reorganization

The following discussion is applicable to the Reorganization. The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free transaction under the Code. In addition, assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for U.S. federal income tax purposes even if the Reorganization did not qualify as a tax-free transaction. It is a condition to each Portfolio's obligation to complete the Reorganization that the Portfolios will have received an opinion from Shearman & Sterling LLP, special tax counsel to the Portfolios, based upon representations made by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio, and upon certain assumptions, substantially to the effect that the transactions contemplated by the Plan should constitute a tax-free transaction for U.S. federal income tax purposes.

As set forth above, both Portfolios are treated as partnerships for U.S. federal income tax purposes. Based on such treatment and certain representations made by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio relating to the Reorganization, for U.S. federal income tax purposes under Sections 721 and 731 of the Code and related Code Sections (references to "shareholders" are to the Participating Insurance Companies):

1.  The transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for the Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio.

2.  The shareholders of the Target Portfolio should not recognize gain or loss upon the exchange of all of their shares solely for Acquiring Portfolio Shares, as described in this Prospectus/Proxy Statement and the Plan.

3.  No gain or loss should be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities, if any, of the Target Portfolio. In addition, no gain or loss should be recognized by the Target Portfolio on the distribution of such Acquiring Portfolio Shares to the shareholders of the Target Portfolio (in liquidation of the Target Portfolio).

4.  No gain or loss should be recognized by the Acquiring Portfolio upon the acquisition of the assets of the Target Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption of the liabilities, if any, of the Target Portfolio.

5.  The Acquiring Portfolio's tax basis for the assets acquired from the Target Portfolio should be the same as the tax basis of these assets when held by the Target Portfolio immediately before the transfer, and the holding period of such assets acquired by the Acquiring Portfolio should include the holding period of such assets when held by the Target Portfolio.

6.  A Target Portfolio shareholder's tax basis for the Acquiring Portfolio Shares to be received by it pursuant to the Reorganization should be the same as its tax basis in the Target Portfolio shares exchanged therefore reduced or increased by any net decrease or increase, as the case may be, in such shareholder's share of the liabilities of the Portfolios as a result of the Reorganization.

7.  The holding period of the Acquiring Portfolio Shares to be received by the shareholders of the Target Portfolio should include the holding period of their Target Portfolio shares exchanged therefor, provided such shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. Shareholders of the Target Portfolio should consult their tax advisors regarding the tax consequences to them of the Reorganization in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization, because this discussion only relates to U.S. federal income tax consequences.

Characteristics of Acquiring Portfolio Shares

The Acquiring Portfolio Shares to be distributed to Target Portfolio shareholders will have substantially identical legal characteristics as shares of beneficial interest of the Target Portfolio with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

The Target Portfolio and the Acquiring Portfolio are each organized as a series of a Massachusetts business trust. There are no material differences between the rights of shareholders of the Portfolios.

COMPARISON OF TARGET PORTFOLIO AND ACQUIRING PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

As provided in more detail below, the investment objectives and principal investment strategies of the Target Portfolio and the Acquiring Portfolio are substantially similar. The Target Portfolio utilizes fundamental research and quantitative analysis in its strategy, while the Acquiring Portfolio utilizes a bottom-up approach.

Investment Objective of Target Portfolio:

The investment objective of the Target Portfolio is to seek capital appreciation. The secondary investment objective of the Target Portfolio is to seek income.

Investment Objective of Acquiring Portfolio:

The investment objective of the Acquiring Portfolio is to seek total return.

Principal Investment Strategies of Target Portfolio:

The Target Portfolio seeks to achieve its primary and secondary investment objectives by allocating 33 1/3% of its assets to each of the three Franklin Templeton Subadvisers.

The investment results of Target Portfolio assets allocated to the Franklin Templeton Subadvisers will vary over time. Because of this, the Manager will monitor those allocations and will seek to rebalance them when they are more than three percent above or three percent below the goal of equal allocations to each of the three Franklin Templeton Subadvisers. Whenever possible, cash flows will be used to adjust allocations among the Franklin Templeton Subadvisers.

Franklin Advisers Segment

General. Under normal market conditions, this segment of the Target Portfolio invests in a diversified portfolio of debt and equity securities. This Target Portfolio segment may shift its investments from one asset class to another based on Franklin Advisers' analysis of the best opportunities in a given market. The equity securities in which this segment of the Target Portfolio invests will consist primarily of common stock. Franklin Advisers seeks income on behalf of this segment by selecting investments such as corporate, foreign and US Treasury bonds, as well as stocks with dividend yields that Franklin Advisers believes are attractive. In its search for growth opportunities, Franklin Advisers attempts to maintain the flexibility, based on economic conditions, to invest in common stocks of companies from a variety of sectors but from time to time, based on economic conditions, this segment may have significant investments in particular sectors. Up to 100% of the total assets attributable to this segment of the Target Portfolio may be invested in debt securities that are rated below investment grade (sometimes called junk bonds), including a portion in defaulted securities. Up to 25% of the assets attributable to this segment may be invested in foreign securities. This segment may, from time to time, seek to hedge (protect) against currency risks, using principally forward foreign currency exchange contracts and currency futures contracts when, in Franklin Advisers' opinion, it would be advantageous to do so. This segment of the Target Portfolio may also, from time to time, seek to hedge against market risk, using a variety of derivative instruments, which may include purchasing or selling call and put options on equity securities and equity security indices.

Franklin Mutual Segment

General. Under normal market conditions, at least 65% of the assets attributable to this segment of the Target Portfolio are invested in equity securities (including securities convertible into, or that Franklin Mutual expects to be exchanged for, common or preferred stock) of US and foreign companies that Franklin Mutual believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

Following this value-oriented strategy, this Target Portfolio segment invests primarily in undervalued companies and to a lesser extent merger arbitrage securities and distressed companies.

Franklin Mutual invests a significant portion of the assets attributable to this investment strategy in foreign securities, which may include sovereign debt and participations in foreign government debt. Up to 15% of the net assets attributable to this investment strategy may also be invested in illiquid securities.

This segment of the Target Portfolio may, from time to time, enter into currency-related transactions involving certain derivative instruments, including currency forwards, and currency and currency index futures contracts. The use of derivative currency transactions may allow this segment to obtain net long or net negative (short) exposure to selected currencies. This segment may also enter into various other transactions involving derivatives, including put and call options on equity securities and swap agreements (which may include total return and credit default swaps).

Templeton Global Segment

General. Under normal market conditions, at least 65% of the assets attributable to this segment of the Target Portfolio are invested in the equity securities of companies located anywhere in the world, including emerging markets. An equity security or stock represents a proportionate share of ownership of a company; its value is based on the success of the company's business, any income paid to shareholders, the value of its assets, and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which is what they can be converted into). This segment may invest in convertible securities without regard to the ratings assigned by ratings services. This segment of the Target Portfolio also invests in depositary receipts. These are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

This segment may from time to time have significant investments in particular countries or in particular sectors, such as the financial sector, due to its significance in world markets. In addition to the main investments made on behalf of this segment, depending upon prevailing current market conditions, up to 25% of the total assets attributable to this segment may be invested in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. Although Templeton Global seeks investments across a number of countries and sectors on behalf of this segment, from time to time, based on economic conditions, it may have significant positions in particular countries or sectors. This segment may also invest in equity index futures for any purpose and in exchange-traded funds.

Liquidity Strategy

The Target Portfolio allocates approximately 12% of its net assets to a liquidity strategy. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Target Portfolio or other circumstances relevant to the Target Portfolio's overall investment process.

Principal Investment Strategies of Acquiring Portfolio:

The asset allocation strategy for the Acquiring Portfolio is determined by Quantitative Management Associates LLC (QMA). QMA is also responsible for managing the equity segment of the Acquiring Portfolio. Prudential Investment Management, Inc. (PIM) is responsible for managing the fixed income segment of the Acquiring Portfolio. The Acquiring Portfolio invests in a combination of global equity and equity-related securities, debt obligations and money market instruments in order to achieve diversification in a single portfolio. QMA may also utilize an overlay sleeve for liquidity and allocation changes. The overlay sleeve is generally approximately 5% of the Acquiring Portfolio's assets. QMA will adjust the percentage of Acquiring Portfolio assets in each category in accordance with its expectations regarding the different markets, as those expectations may change from time to time. Under normal conditions, the Acquiring Portfolio is expected to be invested within the ranges set forth below:

Asset Type	Minimum	Normal	Maximum
Equity and Equity-Related Securities*	60%	70%	80%
Debt Obligations and Money Market Instruments*	20%	30%	40%

*  Note: ranges are expressed as a percentage of the Acquiring Portfolio's assets and include allocations within the overlay sleeve

Asset Allocation of the Acquiring Portfolio. In seeking to add value, QMA tactically overweights or underweights asset classes based on perceived investment opportunities. It may actively change allocations among the underlying asset classes based on changing market and economic conditions, and may also periodically rebalance asset allocation portfolios to target asset class weights. Within broad asset classes, QMA may also allocate among sub-asset classes such as US large cap equity, small cap equity, and emerging markets.

Equity Segment. QMA's equity investment strategy employs a quantitatively driven, bottom up investment process. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their growth expectations. QMA constructs portfolios that seek to maximize the Acquiring Portfolio's investment in the most attractive stocks identified by the model subject to risk constraints. The equity segment of the Acquiring Portfolio is invested in a broadly diversified portfolio of global (including emerging markets) equity and equity-related securities across all market capitalizations. Equity and equity-related securities include common and preferred stock, ETFs, securities convertible into common stock, depository receipts, securities having common stock characteristics, futures contracts (generally collateralized with Treasury Bills), and other derivative instruments whose value is based on common stock, such as rights, warrants, swaps or options to purchase common stock.

Fixed Income Segment. The fixed income segment of the Acquiring Portfolio invests, under normal circumstances, at least 80% of its investable assets in intermediate and long-term debt obligations and high quality money market instruments. In addition, the fixed income segment of the Acquiring Portfolio invests, under normal circumstances, at least 80% of its net assets in intermediate and long-term debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality by PIM, and high quality money market instruments. Likewise, the fixed income segment of the Acquiring Portfolio may invest up to 20% of its net assets in high-yield/high-risk debt securities (commonly known as "junk bonds"). The fixed income segment of the Acquiring Portfolio also may invest up to 20% of its total assets in debt securities issued outside the US by US or foreign issuers, whether or not such securities are denominated in the US dollar.

A more complete description of the Portfolios' investment objectives and principal investment policies is set forth in this Prospectus/Proxy Statement under the caption "Comparison of Target Portfolio and Acquiring Portfolio."

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Target Portfolio and Acquiring Portfolio are similar. The investment objective of the Target Portfolio is to seek capital appreciation. The secondary investment objective of the Target Portfolio is to seek income. The investment objective of the Acquiring Portfolio is to seek total return. The Target Portfolio seeks to achieve its primary and secondary investment objectives by allocating 33 1/3% of its assets to each of the three Franklin Templeton Subadvisers. The Portfolios also have similar principal investment strategies in that the Target Portfolio and the Acquiring Portfolio each seek to achieve their investment objectives primarily through use of equity and fixed income investments. The Target Portfolio and the Acquiring Portfolio each use the S&P 500 Index as its benchmark and each also has its own blended benchmark. The Target Portfolio's blended benchmark consists of the S&P 500 Index (50%), MSCI World (Morgan Stanley Capital International) Index (GD) (33.33%) and Barclays US Aggregate Bond Index (16.67%). The Acquiring Portfolio's blended benchmark consists of the Russell 3000 Index (55%), MSCI EAFE GD Index (15%), and Barclays US Aggregate Bond Index (30%). The Target Portfolio has minimal investment grade bond exposure compared to Acquiring Portfolio which has between 24 - 30% exposure in investment grade bonds. The Acquiring Portfolio allocates approximately 5% of its assets to a liquidity strategy, while the Target Portfolio allocates approximately 12% of its assets to a liquidity overlay sleeve. Assuming completion of the Reorganization, it is expected that the Combined Portfolio will be managed according to the investment objective and principal investment strategies of the Acquiring Portfolio.

Comparison of Allocation Ranges

Target Portfolio		Acquiring Portfolio
Asset Class	Neutral Exposure	Asset Class	Neutral Exposure
US Equity (S&P 500 Index)	50%	US Equity (S&P 500 Index)	55%
International Equity (MSCI EAFE Index)	33.3%	International Equity (MSCI EAFE Index)	15%
Total Equity	83.3%	Total Equity	70% (plus/minus 10%)
US Fixed Income (Barclays US Aggregate Bond Index)	16.7%	US Fixed Income (Barclays US Aggregate Bond Index)	30% (plus/minus 10%)

Principal Risks of the Portfolios

The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in each Portfolio. An investment in each Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each Portfolio makes every effort to achieve its objective, it can't guarantee success.

Each of the Target Portfolio and the Acquiring Portfolio is subject to the principal risks set forth below.

Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the assets flows may not operate as intended which in turn could adversely affect performance.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.

Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio's Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.

Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

In addition to the principal risks discussed above, the Target Portfolio is also subject to the following additional principal risks:

Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to "subprime" borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.

Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF's shares may trade above or below their net asset value and there may not be an active trading market for an ETF's shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.

Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio's performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested.

Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Allocation Risk. The Portfolio's liquidity strategy will result in a decrease in the amount of the Portfolio's assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, short-term performance may be adversely affected as a result of this strategy.

Merger Arbitrage Securities and Distressed Companies Risk. Certain transactions proposed or pending at the time the Portfolio invests in merger arbitrage securities may not be completed as contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are rated below investment grade, unrated, in default or close to default and are generally more likely to lose value than those of more financially stable companies.

Small and Medium Sized Company Risk. The shares of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price and liquidity of these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.

Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.

In addition to the principal risks discussed above, the Acquiring Portfolio is also subject to the following additional principal risks:

Model Design and Implementation Risks. The design of QMA's underlying models may be flawed or incomplete. These models are based on historical and theoretical underpinnings that QMA believes are sound, but there is no guarantee that these underpinnings will correlate with security price behavior in the manner assumed by the models or that the quantitative techniques that underlie QMA's portfolio construction processes will fully anticipate important risks. In addition, it is impossible to eliminate completely the risk of error in the implementation of the models that guide QMA's quantitative investment processes, and it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

Performance of Target Portfolio

A number of factors, including risk, can affect how the Target Portfolio performs. The information below provides some indication of the risks of investing in the Target Portfolio by showing changes in its performance from year to year and by showing how its average annual returns for 1 year and since inception of the Target Portfolio will compare with those of a broad measure of market performance. Past performance does not mean that the Target Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Target Portfolio's average annual returns compare to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The Target Portfolio's custom blended stock index consists of the Standard & Poor's 500 Index (50%), MSCI World (Morgan Stanley Capital International) Index (GD) (33.33%) and Barclays US Aggregate Bond Index (16.67%). PI and ASTIS determined the weight of each index comprising the blended index.

Annual Returns

BEST QUARTER: 7.30% (4th quarter of 2013) WORST QUARTER: -2.83% (3rd quarter of 2014)

Average Annual Returns (as of 12/31/14)

	1 YEAR	SINCE INCEPTION (4/30/12)
Target Portfolio	3.18%	13.30%
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	13.66%	18.15%
Blended Index (reflects no deduction for fees, expenses or taxes)	9.65%	14.09%

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year and by showing how its average annual returns for 1 year, 5 years and since inception of the Acquiring Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Note: Prior to April 29, 2013 the Acquiring Portfolio was known as the AST First Trust Capital Appreciation Target Portfolio. Effective April 29, 2013 the Acquiring Portfolio replaced the existing subadviser with a new subadviser, changed its investment objective, policies, strategy, and expense structure. With the exception of 2014, the performance figures furnished below reflect the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST First Trust Capital Appreciation Target Portfolio and is not representative in any way whatsoever of the Acquiring Portfolio's current subadviser, investment objective, policies, strategy, and expense structure.

Annual Returns

BEST QUARTER: 16.29% (2nd quarter of 2009) WORST QUARTER: -21.51% (4th quarter of 2008)

Average Annual Returns (as of 12/31/14)

	1 YEAR	5 YEARS	SINCE INCEPTION (3/20/06)
Acquiring Portfolio	9.20%	10.00%	4.10%
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	13.66%	15.44%	7.71%
Blended Index (reflects no deduction for fees, expenses or taxes)	7.96%	10.98%	6.61%

Capitalizations of Target Portfolio and Acquiring Portfolio Before and After Reorganization

The following tables set forth as of December 31, 2014: (i) the capitalization of the Target Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	Target Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$5,526,305,693	$7,157,246,422	$—		$12,683,552,115
Total shares outstanding	395,837,006	547,985,442	27,310,444	(a)	971,132,892
Net asset value per share	$13.96	$13.06	$—		$13.06

(a)    Reflects the change in shares of the Target Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolio immediately prior to the Reorganization.

MANAGEMENT OF THE PORTFOLIOS

This section provides more information about: (i) PI and ASTIS, (ii) the Franklin Templeton Subadvisers, and (iii) QMA and PIM. The Franklin Templeton Subadvisers, QMA and PIM serve as subadvisers to the Target Portfolio and the Acquiring Portfolio, respectively.

Investment Management Arrangements

The Target Portfolio and the Acquiring Portfolio are managed by PI and ASTIS, 655 Broad Street, Newark, NJ 07102. As previously noted, the term Manager is used to refer to both PI and ASTIS.

As of March 31, 2015, PI served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $259 (includes ASTIS assets noted below) billion. PI is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential).

As of March 31, 2015, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $136 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential.

The Investment Management Agreement between the Manager and the Trust on behalf of the Target Portfolio and the Acquiring Portfolio (the "Management Agreement"), provide that the Manager will furnish the Target Portfolio and the Acquiring Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated principal investment strategies of the Target Portfolio and the Acquiring Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Trustees.

The Trust uses a "manager-of-managers" structure. That means that the Manager has engaged the subadvisers to conduct the investment programs of the Target Portfolio and the Acquiring Portfolio, including the purchase, retention and sale of portfolio securities. The Manager is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Trust has obtained exemptive orders from the SEC that permit the Manager, subject to approval by the Board, to change subadvisers for the Target Portfolio and the Acquiring Portfolio by entering into new subadvisory agreements with certain subadvisers, without obtaining shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Manager and the Trustees.

If there is more than one subadviser for the Target Portfolio and the Acquiring Portfolio, the Manager will normally determine the division of the assets for each portfolio among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Manager deems appropriate. The Manager may change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Target Portfolio or the Acquiring Portfolio or that certain subadvisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser sells it, the net position of the Target Portfolio or the Acquiring Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Target Portfolio or the Acquiring Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approvals of the Management Agreement and the subadvisory agreements are available in the semi-annual reports for the Trust (for agreements approved during the six month period ended June 30) and in their annual reports (for agreements approved during the six month period ended December 31).

Subadvisers of the Target Portfolio and the Acquiring Portfolio. The Target Portfolio is subadvised by the Franklin Templeton Subadvisers , and the Acquiring Portfolio is subadvised by QMA and PIM. The Statement of Additional Information provides additional information about the portfolio managers responsible for the day-to-day management of each Portfolio, the portfolio manager's compensation, other accounts that each portfolio manager manages, and ownership of portfolio securities by each portfolio manager.

Descriptions of the subadvisers and the portfolio managers are set forth below:

Franklin Advisers, Inc. is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2014, Franklin Advisers had approximately $456.3 billion in assets under management. Franklin Advisers is located at One Franklin Parkway, San Mateo, California 94403.

Edward Perks is executive vice president and chief investment officer of Franklin Equity Group. He is lead portfolio manager for Franklin Income Fund and related portfolios. He is also lead portfolio manager for Franklin Balanced Fund. Mr. Perks oversees investment strategies including US Core, Hybrid, Sector, and US Growth.

Mr. Perks joined Franklin Templeton Investments in 1992. His prior responsibilities have included equity research across a wide range of industries and lead portfolio manager of convertible securities. He became portfolio manager of Franklin Income Fund in 2002.Mr. Perks holds a BA in economics and political science from Yale University. He is a Chartered Financial Analyst (CFA) Charterholder, a member of the CFA Institute, and the Security Analysts of San Francisco (SASF).

Alex W. Peters is a vice president, research analyst and portfolio manager with Franklin Equity Group. Mr. Peters specializes in research analysis of the commercial real estate and telecommunications industries and analyzes debt and equity investments for the Core/Hybrid team in San Mateo, California.

Mr. Peters previously managed the Franklin Real Estate Securities Fund and the Franklin Global Communications Fund. His previous research coverage includes the global communication and technology industries, the global utility sector, and the asset management industry. Mr. Peters holds a BA from University of Washington and an MBA from the University of San Francisco. He is a Chartered Financial Analyst (CFA) Charterholder and a member of the CFA Institute. He is also member of the Security Analysts of San Francisco (SASF) and the National Association of Securities Dealers (NASD).

Matt Quinlan is a vice president, research analyst and portfolio manager for the Franklin Equity Group. He is a co-manager of the Franklin Income Fund, Franklin Equity Income Fund as well as the Franklin Convertible Securities Fund. Mr. Quinlan is the leader of the Consumer Research Team where he focuses on the retail and consumer products sectors. He also analyzes debt and equity investments for the Core/Hybrid Team.

Prior to joining Franklin Templeton in 2005, Mr. Quinlan worked in investment banking at Citigroup, where he covered the retail and consumer products industries and worked with private equity firms on acquisitions and financings for their portfolio companies. Mr. Quinlan holds a BA in history from UCLA and an MBA in finance and strategy from The Anderson School at UCLA.

Franklin Mutual Advisers, LLC is a registered investment adviser with the SEC that provides investment advisory services for registered mutual funds. As of December 31, 2014, Franklin Mutual had $42.1 billion in assets under management. Franklin Mutual Advisers is located at 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078.

Franklin Mutual Advisers, LLC

Peter Langerman is the chairman, president and CEO of Franklin Mutual Advisers, LLC (referred to as Franklin Mutual Series). He is a co-portfolio manager of Franklin Mutual Shares Fund and co-portfolio manager of the Franklin Mutual Global Discovery products, which include: Franklin Mutual Global Discovery Fund, FTVIP Franklin Mutual Global Discovery Securities Fund, the Luxembourg-registered FTIF Franklin Mutual Global Discovery Fund and the Canadian Mutual Discovery Fund. He is also a portfolio manager of the Luxembourg-registered FTIF Franklin Mutual Beacon Fund.

Mr. Langerman initially joined Heine Securities Corporation (predecessor of Franklin Mutual Advisers, LLC) in June 1986. He served as CEO of Franklin Mutual Series beginning in 1998 and as the chairman of the fund boards beginning in 2001, before leaving in 2002 to serve as the director of New Jersey's Division of Investment, overseeing employee pension funds. He rejoined Franklin Mutual Series in 2005. Prior to 1986, Mr. Langerman was employed by Weil, Gotshal & Manges, one of the country's foremost specialists in large corporate bankruptcies and reorganizations. Mr. Langerman began his professional career in 1977 serving on the audit staff of Arthur Young and Company, where he earned his CPA designation.

Mr. Langerman graduated magna cum laude from Yale University, earning his bachelor of arts degree in Russian Studies. He holds a master's degree in accounting from New York University Graduate School of Business and received his Juris Doctor degree from Stanford University Law School. Mr. Langerman is a member of the Board and Executive Committee of UJC Metrowest (New Jersey) and heads its investment committee. He serves on the board of the All Stars Project of New Jersey and the advisory board of the Weinberg Center for Corporate Governance at the University of Delaware. In 2010 Mr. Langerman was selected to serve as one of three trustees of the AIG Credit Facility Trust, which held the U.S. government's controlling interest in American International Group. In 2011 the trust was terminated as part of the successful recapitalization of AIG.

Debbie Turner is an assistant portfolio manager for Franklin Mutual Series. She has been in this role for the Franklin Mutual Shares Fund since 2001. Ms. Turner specializes in analyzing several consumer industries including food, beverage, tobacco, retail, gaming, lodging, leisure and restaurants companies in North America and Europe.

Ms. Turner has more than 21 years of experience in the investment management industry. Prior to joining Franklin Mutual Series in 1993, she was an associate analyst for Fred Alger Management. Ms. Turner earned a BA in economics from Vassar College. She is a Chartered Financial Analyst (CFA) Charterholder.

F. David Segal is a research analyst and portfolio manager for Franklin Mutual Series. He is co-portfolio manager of Franklin Mutual Shares Fund and is also portfolio manager of the Luxembourg-registered FTIF Franklin Mutual Beacon Fund. He is an analyst specializing in the autos and auto parts, paper and forest products industries and special situations. Prior to joining Franklin Mutual Series in 2002, Mr. Segal was an associate director in the structured finance group at MetLife. He began his career trading interest rate options at the Chicago Mercantile Exchange. He has 20 years of experience in the financial services industry. Mr. Segal holds an MBA from New York University's Stern School of Business and a BA from the University of Michigan, Ann Arbor. He is a Chartered Financial Analyst (CFA) Charterholder. Mr. Segal is a member of the New York Society of Security Analysts.

Templeton Global Advisors Limited has been in the business of providing investment advisory services since 1954. As of December 31, 2014, Templeton Global had approximately $49.4 billion in assets under management. Templeton Global is an indirect wholly owned subsidiary of Franklin Resources, Inc. Templeton Global is located at Lyford Cay, Nassau, Bahamas.

The portfolio manager for the Templeton Global Advisors Limited segment is Norm Boersma.

Norman J. Boersma is the chief investment officer of Templeton Global Equity Group (TGEG) and president of Templeton Global Advisors. He is also lead portfolio manager for Templeton Growth Fund and Templeton Growth (Euro) Fund and related strategies, as well as co-portfolio manager for Templeton World Fund. Previously, he served as TGEG's director of research, director of portfolio management, and again, as director of research. After working in the Toronto office for much of his career, Mr. Boersma transitioned to Nassau, Bahamas, in 2011 to take on the role of lead portfolio manager on the group's flagship fund, Templeton Growth Fund. He entered the financial services industry in 1986. Prior to joining Franklin Templeton in 1991, Mr. Boersma was an investment officer with the Ontario Hydro Pension Fund. Mr. Boersma holds a BA in economics and political science from York University and an MBA from the University of Toronto. He is a Chartered Financial Analyst (CFA) Charterholder and a past treasurer and director of the Toronto Society of Financial Analysts.

Quantitative Management Associates LLC is a wholly owned subsidiary of PIM. QMA manages equity and balanced portfolios for institutional and retail clients. As of May 31, 2015, QMA managed approximately $119.1 billion in assets, including approximately $46.2 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Ed Keon Jr., Edward Campbell, Joel Kallman, Stacie Mintz and Jacob Pozharny are primarily responsible for the day-to-day management of the asset allocation and equity portion of the Acquiring Portfolio.

Asset Allocation

Edward F. Keon Jr. is a Managing Director and Portfolio Manager for QMA, as well as a member of the asset allocation team. In addition to portfolio management, Mr. Keon contributes to investment strategy, research and portfolio construction. Ed has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm's investment policy committee and research recommendation committee. Ed is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He holds a BS in industrial management from the University of Massachusetts/Lowell and an MBA in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.

Edward L. Campbell, CFA, is a Principal and Portfolio Manager for QMA and a member of the asset allocation team. In addition to portfolio management, Ed is a specialist in global macroeconomic and investment strategy research. He has also served as a Portfolio Manager with Prudential Investments (PI) and spent several years as a Senior Analyst with PI's Strategic Investment Research Group (SIRG). Prior to joining PI, Ed was a Partner and Vice President at Trilogy Advisors LLC. He earned a BS in Economics and International Business from The City University of New York and an MBA in Finance, Global Business, and Organizational Leadership from NYU's Stern School of Business. He also holds the Chartered Financial Analyst (CFA) designation.

Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA. Mr. Kallman is a portfolio manager and a member of the asset allocation team. He also conducts economic and market valuation research. Mr. Kallman has also held various positions within Prudential's fixed income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. Mr. Kallman is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.

US Equity

Stacie L. Mintz, CFA, is a Managing Director and Portfolio Manager for QMA. Ms. Mintz is primarily responsible for overseeing equity mandates. Previously, she was a member of the asset allocation team, where she was responsible for retail and institutional portfolios. In addition, during that time, she was responsible for managing the overall asset allocation for the Prudential Pension Plan. Ms. Mintz earned a BA in Economics from Rutgers University and an MBA in Finance from New York University and holds the Chartered Financial Analyst (CFA) designation.

Non-US Equity

Jacob Pozharny, PhD, is a Managing Director for QMA, as well as Head of Research and Portfolio Management for Non-US Core Equity. Dr. Pozharny was previously a Managing Director and head of International Quantitative Equity at the TIAA-CREF organization and Teachers Advisors, Inc., where he was responsible for quantitative stock selection and portfolio construction for the international portfolios. He earned a BA in Economics, an MS in Statistics, an MS in Finance and Applied Economics and a PhD in Applied Statistics from the University of California.

Prudential Investment Management, Inc. is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. The Fixed Income unit of PIM (Prudential Fixed Income) is the principal public fixed income asset management unit of PIM and is responsible for the management of the fixed income segment of the Acquiring Portfolio. As of March 31, 2015 PIM had approximately $962 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Michael J. Collins, CFA, Richard Piccirillo and Gregory Peters of the Fixed Income unit (Prudential Fixed Income) of Prudential Investment Management, Inc. manage the fixed income segment of the Portfolio.

Michael J. Collins, CFA, is a Managing Director and Senior Investment Officer for Prudential Fixed Income. He is also senior portfolio manager for Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. He continues to work closely with the high yield team and other credit teams on portfolio strategy and construction. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Richard Piccirillo is a Principal and senior portfolio manager for Prudential Fixed Income's Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Mr. Piccirillo has specialized in mortgage-and asset- backed securities since joining Prudential Financial in 1993. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.

Gregory Peters is a Managing Director and Senior Investment Officer of Prudential Fixed Income. He is also senior portfolio manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Prior to joining Prudential Fixed Income, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley and responsible for the firm's macro research and asset allocation strategy. In addition, he was Morgan Stanley's Global Director of Fixed Income & Economic Research and served on the Firm Risk, Investment, Asset Allocation, Global Credit, and Global Fixed Income Operating Committees. Earlier, Mr. Peters worked at Salomon Smith Barney and the Department of U.S. Treasury. Mr. Peters has been recognized by Institutional Investor magazine for his efforts in macro, fixed income, high yield and investment grade strategies. Mr. Peters was also recently recognized as Business Insider's Top Analysts and Top Analysts to Watch by CEO World. Mr. Peters earned a BA in Finance from The College of New Jersey and an MBA from Fordham University. He is also a member of the Fixed Income Analyst Society and the Bond Market Association.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. For each portfolio manager that is primarily responsible for the day-to-day portfolio management of the Target Portfolio and the Acquiring Portfolio, the SAI of the Trust contains an explanation of the structure of, and method(s) used by each of the Franklin Templeton Subadvisers, QMA and PIM to determine portfolio manager compensation. For each such portfolio manager for the Target Portfolio and the Acquiring Portfolio, the SAI of the Trust also contains an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Target Portfolio's and Acquiring Portfolio's investments and investments in other accounts.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Share Ownership. The SAI of the Trust provides additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the Target Portfolio, the

Acquiring Portfolio, other accounts managed by those portfolio managers, and ownership of Trust securities by those portfolio managers.

Contractual and Effective Investment Management Fee Rates for the Portfolios

The contractual investment management fee rates for the Target Portfolio and the Acquiring Portfolio are set forth below:

AST Franklin Templeton Founding Funds Allocation Portfolio

0.7825% of average daily net assets to $300 million;

0.7725% on next $200 million of average daily net assets;

0.7625% on next $250 million of average daily net assets;

0.7525% on next $2.5 billion of average daily net assets;

0.7425% on next $2.75 billion of average daily net assets;

0.7125% on next $4 billion of average daily net assets;

0.6925% over $10 billion of average daily net assets

AST Prudential Growth Allocation Portfolio

0.6825% of average daily net assets to $300 million;

0.6725% on next $200 million of average daily net assets;

0.6625% on next $250 million of average daily net assets;

0.6525% on next $2.5 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets;

0.5925% over $10 billion of average daily net assets

Assuming completion of the Reorganization, the effective management fee rate for the Combined Portfolio would be 0.62% based on the contractual investment management fee rate of the Acquiring Portfolio, assuming average net assets as of December 31, 2014. Since the effective management fee rate for the Combined Portfolio is lower than the effective management fee rate for the Target Portfolio, as noted earlier, it is expected that the total net expense ratio for the Combined Portfolio following completion of the Reorganization will continue to be lower than the total net expense ratio for the Target Portfolio.

VOTING INFORMATION

Approval of the Reorganization with respect to the Target Portfolio requires approval by a majority of the outstanding voting securities of the Target Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Target Portfolio's outstanding voting securities is the lesser of (i) 67% of the Target Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Target Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Target Portfolio's outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Target Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Trust's Amended and Restated Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Trust shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Target Portfolio, will vote all shares of the Target Portfolio, including Target Portfolio shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from the Contract owner beneficially owning the shares, and the Participating Insurance Company will vote those shares (for the respective Proposal, against the respective Proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners ("Shadow Voting"). The presence at a Meeting of the Participating Insurance Companies affiliated with the Manager will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed voting instruction card;

•  Via the internet;

•  In person at the relevant Meeting; or

•  By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted by the Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the relevant Meeting or adjournment thereof.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions, or by voting in person at the relevant Meeting.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the Participating Insurance Companies will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Trust or the Participating Insurance Company. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Trust may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Trust may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIO
AND THE ACQUIRING PORTFOLIO

Each of the Target Portfolio and the Acquiring Portfolio is a separate series of the Trust, which is also an open-end management investment company registered with the SEC under the 1940 Act. Each Portfolio is, in effect, a separate mutual fund.

Additional information about the Acquiring Portfolio is included in Exhibit B to this Prospectus/Proxy Statement. Additional information about the Target Portfolio is included in the prospectus and SAI for the Trust, dated July 1, 2015, and the portions of that prospectus and SAI relating to the Target Portfolio are incorporated herein by reference. Further information about the Acquiring Portfolio is included in the SAI. The SAI is incorporated herein by reference. These documents are available upon request and without charge by calling 855-973-0094 or by writing to the Trust or to AST at 655 Broad Street, Newark, New Jersey 07102.

The Trust, on behalf of the Target Portfolio and the Acquiring Portfolio, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. The Trust also prepares annual reports, which include the management discussion and analysis. The annual report is available both from the SEC and from the Trust. These materials can be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, NY 10279. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the Target Portfolio had 377,443,329.640 shares outstanding. As of the Record Date, the Acquiring Portfolio had 552,653,839.982 shares outstanding.

As of the Record Date, all of the shares of the Target Portfolio and the Acquiring Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct them as to how to vote Target Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of the Target Portfolio or the Acquiring Portfolio.

Target Portfolio	Beneficial Owner Name*	Address	Shares/% Ownership
	Pruco Life Insurance Company PLAZ Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	215,831,232 / 57.18%
	Pru Annuity Life Assurance Corp PALAC Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	89,713,436 / 23.77%
	Advanced Series Trust AST Franklin Templeton Founding Funds Plus Portfolio	Attn: Elyse McLaughlin 100 Mulberry St, GWC # 3, 9th Fl Newark, NJ 07102	52,553,632 / 13.92%
	Pruco Life Insurance Company PLNJ Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	19,092,564 / 5.06%

Acquiring Portfolio	Beneficial Owner Name*	Address	Shares/% Ownership
	Pruco Life Insurance Company PLAZ Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	354,178,372 / 64.09%
	Pru Annuity Life Assurance Corp PALAC Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	167,904,631 / 30.38%
	Pruco Life Insurance Company PLNJ Annuity	Attn: Separate Accounts, 7th Floor 213 Washington Street Newark, NJ 07102	29,055,428 / 5.26%

As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of the Trust, each as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of the Target Portfolio and the Acquiring Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in the Target Portfolio and the Acquiring Portfolio, assuming reinvestment of all dividends and other distributions.

The charts do not reflect any charges under any Contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return.

The financial highlights for the Target Portfolio for the years ended December 31, 2014 and 2013 and fiscal period April 30, 2012 through December 31, 2012 were derived from the financial statements audited by KPMG LLP, the Trust's independent registered public accounting firm, whose reports on these financial statements were unqualified. The reports of KPMG LLP, the Trust's independent registered public accounting firm, for the years ended December 31, 2014 and 2013 and fiscal period April 30, 2012 through December 31, 2012 are included in the Trust's Annual Report to Shareholders for the Target Portfolio for the year in question, which reports are available upon request.

The financial highlights for the Acquiring Portfolio for the years ended December 31, 2014, 2013, 2012, 2011 and 2010 were derived from the financial statements audited by KPMG LLP, AST's independent registered public accounting firm, whose reports on these financial statements were unqualified. The reports of KPMG LLP, AST's independent registered public accounting firm, for the years ended December 31, 2014, 2013, 2012, 2011 and 2010 are included in AST's Annual Report to Shareholders for the Acquiring Portfolio for the year in question, which reports are available upon request.

	AST Franklin Templeton Founding Funds Allocation Portfolio
	Year Ended December 31,		April 30, 2012(c) through December 31,
	2014	2013	2012(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.53	$10.87	$10.00
Income (Loss) From Investment Operations:
Net investment income	0.36	0.24	0.09
Net realized and unrealized gain on investments	0.07	2.42	0.78
Total from investment operations	0.43	2.66	0.87
Net Asset Value, end of period	$13.96	$13.53	$10.87
Total Return(a)	3.18%	24.47%	8.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5,526.3	$5,421.0	$3,845.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.03%	1.07	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.03%	1.10	%(e)
Net investment income	2.53%	2.03%	1.32	%(e)
Portfolio turnover rate	25%	32%	21	%(f)

(a)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)  Does not include expenses of the underlying funds in which the Target Portfolio invests.

(c)  Commencement of operations.

(d)  Calculated based on average shares outstanding during the period.

(e)  Annualized.

(f)  Not annualized.

	AST Prudential Growth Allocation Portfolio
	Year Ended December 31,
	2014	2013	2012	2011	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.96	$10.22	$9.20	$9.91	$8.42
Income (Loss) From Investment Operations:
Net investment income	0.15	0.13	0.16	0.15	0.14
Net realized and unrealized gain (loss) on investments	0.95	1.61	1.02	(0.76)	1.44
Total from investment operations	1.10	1.74	1.18	(0.61)	1.58
Less Distributions:	—	—	(0.16)	(0.10)	(0.09)
Net Asset Value, end of year	$13.06	$11.96	$10.22	$9.20	$9.91
Total Return(a)	9.20%	17.03%	12.92%	(6.22)%	19.02%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,157.2	$6,379.5	$5,048.9	$3,253.6	$4,030.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.92%	0.92%	0.93%	0.93%	0.93%
Expenses Before Waivers and/or Expense Reimbursement	0.93%	0.94%	0.97%	0.98%	0.98%
Net investment income	1.28%	1.28%	1.86%	1.43%	1.61%
Portfolio turnover rate	153%	288%	98%	150%	89%

(a)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)  Does not include expenses of the underlying funds in which the Acquiring Portfolio invests.

(c)  Calculated based on average shares outstanding during the year.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization
B	Prospectus for the Acquiring Portfolio dated July 1, 2015.

Exhibit A

ADVANCED SERIES TRUST

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") of Advanced Series Trust, a Massachusetts business trust having its principal place of business at 655 Broad Street, Newark, New Jersey 07102 ("AST"), on behalf of the acquiring portfolio listed in Schedule A to this Plan (the "Acquiring Portfolio") and the target portfolio listed in Schedule A to this Plan (the "Target Portfolio"), is made as of this 5th day of October, 2015. Together, the Target Portfolio and the Acquiring Portfolio are referred to herein as the "Portfolios."

The reorganization for the Target Portfolio (hereinafter referred to as the "Reorganization") is intended to constitute a tax-free transaction for federal income tax purposes and will consist of: (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by AST on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1.  Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a)  Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)  The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing date (as defined in Section 3, hereinafter the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)  Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio ("Target Portfolio Shares") on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)  Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.  Valuation.

(a)  The value of the Target Portfolio's Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in AST's current effective prospectus.

(b)  The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

(c)  The net asset value of a share of the Target Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

3.  Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be October 19, 2015, or such other date as determined in writing by AST's officers. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. AST on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio's Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio's custodians. Also, AST on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio's account on the Closing Date to the Secretary of AST, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as AST on behalf of Target Portfolio may request.

4.  Representations and Warranties by AST on behalf of the Target Portfolio.

AST makes the following representations and warranties about the Target Portfolio:

(a)  The Target Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)  AST on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2014, audited by KPMG LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Target Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Target Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), since its inception and will continue to satisfy such requirements at the Closing.

(h)  The Target Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for the Target Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i)  At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j)  Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.  Representations and Warranties by AST on behalf of the Acquiring Portfolio.

AST makes the following representations and warranties about the Acquiring Portfolio:

(a)  The Acquiring Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2014, audited by KPMG LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Acquiring Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquiring Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g)  The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h)  At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i)  Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(j)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(k)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l)  AST anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6.  Intentions of AST on behalf of the Portfolios.

(a)  At the Closing, AST on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by AST's transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b)  AST intends to operate each Portfolio's respective business as presently conducted between the date hereof and the Closing.

(c)  AST intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio's shareholders.

(d)  AST on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(e)  AST intends that, by the Closing, each Portfolio's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f)  AST intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7.  Conditions Precedent to be Fulfilled by AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST on behalf of the Portfolios shall occur prior to the Closing; and (iii) AST shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of AST on behalf of the Portfolios.

(c)  That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)  That there shall be delivered to AST on behalf of the Portfolios an opinion from Shearman & Sterling LLP, in form and substance satisfactory to AST, substantially to the effect that the transactions contemplated by this Plan should constitute a tax-free transaction for federal income tax purposes. Such opinion shall contain at a minimum the conclusion that the transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio for U.S. federal income tax purposes.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST with regard to matters of fact.

(e)  That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(f)  That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8.  Expenses.

(a)  AST represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, shall be paid by Prudential Investments LLC or AST Investment Services, Inc. or their affiliates under the fee received from the Target Portfolio and the Acquiring Portfolio under its Rule 12b-1 plan, as applicable.

9.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Target Portfolio) prior to the Closing, or the Closing may be postponed by AST on behalf of a Portfolio by resolution of the Board of Trustees of AST if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by December 31, 2015, the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST on behalf of the Portfolios.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither AST, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by AST's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued the Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless AST on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10.  Entire Plan and Amendments.

This Plan embodies the entire plan of AST on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to AST at 655 Broad Street, Newark, NJ 07102, Attention: Secretary.

12.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

ADVANCED SERIES TRUST on behalf of the Acquiring Portfolio listed in Schedule A
Attest: Kathleen DeNicholas, ____________________ Assistant Secretary	By: ______________________________________ Title:
ADVANCED SERIES TRUST on behalf of the Target Portfolio listed in Schedule A
Attest: Kathleen DeNicholas, ____________________ Assistant Secretary	By: ______________________________________ Title:

Schedule A

Target Portfolio	Acquiring Portfolio
AST Franklin Templeton Founding Funds Allocation Portfolio	AST Prudential Growth Allocation Portfolio

Exhibit B

EXHIBIT B TO PROSPECTUS/PROXY STATEMENT

B-1

STATEMENT OF ADDITIONAL INFORMATION

TO PROSPECTUS/PROXY STATEMENT

Dated August 10, 2015

655 Broad Street

Newark, New Jersey 07102

Reorganization of AST Franklin Templeton Founding Funds Allocation Portfolio into the AST Prudential Growth Allocation Portfolio

This Statement of Additional Information (the “SAI”) expands upon and supplements information contained in the combined Proxy Statement of the AST Franklin Templeton Founding Funds Allocation Portfolio (the “Target Portfolio”), a series of the Advanced Series Trust (the “Trust” or “AST”), and the Prospectus of the AST Prudential Growth Allocation Portfolio (the “Acquiring Portfolio”), a series of the Trust, dated August 10, 2015 (such combined Proxy Statement and Prospectus being referred to herein as the “Prospectus/Proxy Statement”).

This SAI relates specifically to the proposed transfer of all of the Target Portfolio’s assets to the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities and the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to such reorganization transaction. The reorganization transaction also provides for the distribution by the Target Portfolio, on a pro rata basis, of such Acquiring Portfolio Shares to its shareholders in complete liquidation of the Target Portfolio. A vote in favor of the Plan by the shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of such Portfolio as a separate series of the Trust. The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio and the Acquiring Portfolio’s issuance of the Acquiring Portfolio Shares to the Target Portfolio is referred to herein as the “Reorganization.”

This SAI consists of: (i) this Cover Page, (ii) a comparison of the investment restrictions of the Target Portfolio and the Acquiring Portfolio, and (iii) pro forma financial information relating to the Target Portfolio and the Acquiring Portfolio. Additional information relating to the Acquiring Portfolio is included in Exhibit A to this SAI. Additional information relating to the Trust is included in the Statement of Additional Information of the Trust, dated July 1, 2015 (the “Trust SAI”), which is included in Exhibit B to this SAI. Those portions of the SAI of the Trust relating to the Target Portfolio are incorporated herein by reference (which means that those portions are legally part of this SAI).

Audited financial statements and accompanying notes for the Target Portfolio for the fiscal year ended December 31, 2014 and the independent auditors’ report thereon, dated February 23, 2015, are incorporated herein by reference from the Trust’s Annual Report to Shareholders of the Target Portfolio.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 855-973-0094 or by writing to AST at 655 Broad Street, Newark, New Jersey 07102. In addition, a copy of the Prospectus/Proxy Statement is available at www.prudential.com/variableinsuranceportfolios. The Securities and Exchange Commission (the “SEC”) maintains a website (www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this SAI and the Prospectus/Proxy Statement, together with other information regarding AST.

STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Target Portfolio and the Acquiring Portfolio. Fundamental restrictions may not be changed by the Board without a majority vote of shareholders as required by the 1940 Act. Non-fundamental restrictions may be changed by the Board without shareholder approval.

Fundamental Investment Restrictions Applicable to Target Portfolio

Under its fundamental investment restrictions, the Target Portfolio may not:

1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Target Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2. Underwrite securities issued by other persons, except to the extent that the Target Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Target from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Target from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Target Portfolio’s investment policies, or (ii) investing in securities of any kind.

5. Make loans, except that the Target Portfolio may (i) lend portfolio securities in accordance with the Target Portfolio’s investment policies in amounts up to 33 1/3% of the total assets of the Target Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6. Purchase any security if, as a result, more than 25% of the value of the Target Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

7. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Target Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Target Portfolio.

If a restriction on the Target Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Target Portfolio assets invested in certain securities or other instruments, or, change in average duration of the Target Portfolio’s investment portfolio, resulting from changes in the value of the Target Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (5), the restriction on making loans is not considered to limit the Target Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (6), the Target Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Target Portfolio’s assets invested in the securities of issuers in a particular industry.

With respect to investment restrictions (1) and (5), the Target Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

Fundamental Investment Restrictions Applicable to Acquiring Portfolio

Under its fundamental investment restrictions, the Acquiring Portfolio may not:

1. Issue senior securities, except as permitted under the 1940 Act.

2. Borrow money except that the Acquiring Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Acquiring Portfolio’s investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Acquiring Portfolio’s assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Acquiring Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3. Underwrite securities issued by other persons, except to the extent that the Acquiring Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Acquiring Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Acquiring Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Target Portfolio’s investment policies, or (ii) investing in securities of any kind.

6. Make loans, except that the Acquiring Portfolio may (i) lend portfolio securities in accordance with the Acquiring Portfolio’s investment policies in amounts up to 33 1/3% of the total assets of the Acquiring Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Purchase any security if, as a result, more than 25% of the value of the Acquiring Portfolios assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

8. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Acquiring Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Acquiring Portfolio.

If a restriction on the Acquiring Portfolio ‘s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Target Portfolio assets invested in certain securities or other instruments, or, change in average duration of the Target Portfolio’s investment portfolio, resulting from changes in the value of the Acquiring Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), the Acquiring Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit the Acquiring Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (7), a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio’s assets invested in the securities of issuers in a particular industry.

PRO FORMA FINANCIAL INFORMATION

The Reorganization is intended to consolidate the Target Portfolio into the Acquiring Portfolio. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.” The unaudited pro forma information set forth below for the 12-month period ended December 31, 2014 is intended to present ratios and supplemental data as if the Reorganization had been consummated at December 31, 2014. Such unaudited pro forma information should be read in conjunction with the Trust’s Annual Report to Shareholders dated December 31, 2014 relating to the Target Portfolio and the Trust’s Annual Report to Shareholders dated December 31, 2014 relating to the Acquiring Portfolio which is on file with the SEC and is available at no charge.

For the12-months ended December 31, 2014, the average daily net assets of the Target Portfolio were approximately $5,616.25 million, and the average daily net assets of the Acquiring Portfolio were approximately $6,747.30 million. The pro forma average daily net assets of the Combined Portfolio for the 12-months ended December 31, 2014 would have been approximately $12,363.55 million.

The Portfolios have the same custodian, transfer agent and shareholder servicing agent, sub-transfer agent, and independent registered accounting firm. Each of these service providers has entered into an agreement with the Trust, AST or the Manager, as the case may be, on behalf of the Portfolios, which governs the provision of services to the Portfolio. Such agreements contain the same terms with respect to the Portfolios.

The Target Portfolio and the Acquiring Portfolio are both managed by PI and ASTIS. The subadvisers for the Target Portfolio are the Franklin Advisers, Inc. (Franklin Advisers); Franklin Mutual Advisers, LLC (Franklin Mutual); and Templeton Global Advisors Limited (Templeton Global and, collectively with Franklin Advisers and Franklin Mutual, the “Franklin Templeton Subadvisers”) and the subadvisers for the Acquiring Portfolio are Quantitative Management Associates LLC (“QMA”) and Prudential Investment Management, Inc. (“PIM”).

The contractual investment management fee rates for the Target Portfolio and the Acquiring Portfolio are set forth below:

AST Franklin Templeton Founding Funds Allocation Portfolio

0.7825% of average daily net assets to $300 million;

0.7725% on next $200 million of average daily net assets;

0.7625% on next $250 million of average daily net assets;

0.7525% on next $2.5 billion of average daily net assets;

0.7425% on next $2.75 billion of average daily net assets;

0.7125% on next $4 billion of average daily net assets;

0.6925% over $10 billion of average daily net assets

AST Prudential Growth Allocation Portfolio

0.6825% of average daily net assets to $300 million;

0.6725% on next $200 million of average daily net assets;

0.6625% on next $250 million of average daily net assets;

0.6525% on next $2.5 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets;

0.5925% over $10 billion of average daily net assets

Prior to July 1, 2015, the contractual management fees were:

AST Franklin Templeton Founding Funds Allocation Portfolio

0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets;

0.85% over $10 billion of average daily net assets

AST Prudential Growth Allocation Portfolio

0.84% of average daily net assets to $300 million;

0.83% on next $200 million of average daily net assets;

0.82% on next $250 million of average daily net assets;

0.81% on next $2.5 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

Assuming the Reorganization occurred on December 31, 2014 and based on the current fee structure in effect as of July 1, 2015:

	Target Portfolio(1)		Acquiring Portfolio(2)		Combined Portfolio(3)
	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$42,180,657	0.75%	$43,607,187	0.65%	$77,534,010	0.62%
Distribution and/or Service Fees (l2b-l Fees)	14,040,625	0.25%	16,868,239	0.25%	30,908,865	0.25%
Acquired Fund Fees	—	0.00%	339,975	0.01%	622,960	0.01%
Other Expenses	1,225,461	0.02%	1,816,199	0.03%	1,910,660	0.02%
Total Annual Portfolio Operating Expenses	57,446,743	1.02%	62,631,600	0.94%	110,976,495	0.90%
Fee Waiver and/or Expense Reimbursement	—	0.00%	—	0.00%	—	0.00%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$57,446,743	1.02%	$62,631,600	0.94%	$110,976,495	0.90%

(1)   Based on the average daily net assets of $5,616.25 million for the Target Portfolio for the 12-month period ended December 31, 2014.

(2)   Based on the average daily net assets of $6,747.30 million for the Acquiring Portfolio for the 12-month period ended December 31, 2014.

(3)   The estimated fees and expenses of the Combined Portfolio (Pro Forma Surviving) are based in part on assumed average daily net assets of $12,363.55 million (i.e., the average daily net assets for the Combined Portfolio for the 12-month period ended December 31, 2014).

Assuming the Reorganization occurred on December 31, 2014 and based on the fee structure at that time:

	Target Portfolio(1)		Acquiring Portfolio(2)		Combined Portfolio(3)
	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$51,026,251	0.91%	$54,234,177	0.80%	$96,981,594	0.78%
Distribution and/or Service Fees (l2b-l Fees)	5,616,250	0.10%	6,747,296	0.10%	12,363,546	0.10%
Acquired Fund Fees	—	0.00%	339,975	0.01%	622,960	0.01%
Other Expenses	1,225,461	0.02%	1,816,199	0.03%	1,910,660	0.02%
Total Annual Portfolio Operating Expenses	57,867,962	1.03%	63,137,647	0.94%	111,878,760	0.91%
Fee Waiver and/or Expense Reimbursement*	—	0.00%	(647,471)	-0.01%	—	0.00%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$57,867,962	1.03%	$62,490,176	0.93%	$111,878,760	0.91%

*Fee waiver presented in the table expired on June 30, 2014 and is no longer in effect.

(1)   Based on the average daily net assets of $5,616.25 million for the Target Portfolio for the 12-month period ended December 31, 2014.

(2)   Based on the average daily net assets of $6,747.30 million for the Acquiring Portfolio for the 12-month period ended December 31, 2014.

(3)   The estimated fees and expenses of the Combined Portfolio (Pro Forma Surviving) are based in part on assumed average daily net assets of $12,363.55 million (i.e., the average daily net assets for the Combined Portfolio for the 12-month period ended December 31, 2014).

Prudential Annuities Distributors, Inc. (“PAD”) serves as the distributor of each Portfolio of the Trust, including the Acquiring Portfolio and the Target Portfolio. PAD is an affiliate of PI. For the 12-month period ended December 31, 2014, the 12b-1 fee paid by the Acquiring Portfolio to PAD was 0.10%. Effective July 1, 2015, the 12b-1 fee was increased to 0.25%. The distribution and service (12b-1) fee paid by the Acquiring Portfolio to PAD is intended to compensate PAD and its affiliates for various administrative services, including but not limited to the filing, printing and delivery of the Trust’s prospectus and statement of additional information, annual and semi-annual shareholder reports, and other required regulatory documents, responding to shareholder questions and inquiries relating to the Acquiring Portfolio, and related functions and services. In addition, pursuant to the 12b-1 Plan, the fee is intended to compensate PAD and its affiliates for various services rendered and expenses incurred in connection with activities intended to result in the sale or servicing of the shares of the Acquiring Portfolio.

No significant accounting policies will change as a result of the Reorganization, specifically, policies regarding valuation of portfolio securities, or compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended. The performance history of the Target Portfolio will terminate upon the completion of the Reorganization.

The Reorganization should be tax-free for U.S. federal income tax purposes. This means that no gain or loss should be recognized by the Target Portfolio or its shareholders (i.e., the Participating Insurance Companies) as a result of the completion of the Reorganization. However, gain or loss will be recognized on any related sale of the Target Portfolio’s holdings. The aggregate tax basis of the Acquiring Portfolio shares received by the shareholders of the Target Portfolio in connection with the Reorganization will be the same as the aggregate tax basis of the Target Portfolio shares held immediately before the Reorganization.

All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing for this prospectus and proxy statement and related materials, will be paid by the Manager or its affiliates under the fee received from the Target Portfolio and the Acquiring Portfolio under its Rule 12b-1 plan, as applicable.

EXHIBIT A TO STATEMENT OF ADDITIONAL INFORMATION

Additional Information Relating To AST Prudential Growth Allocation Portfolio

Introduction

The Trust SAI includes additional information regarding the Trust in general and its current Portfolios. The general information relating to the Trust (including information on its officers and trustees, management arrangements, service providers, investment strategies and transactions and brokerage) also relates to the Acquiring Portfolio. Additional information relating specifically to the Acquiring Portfolio is set forth in this Exhibit A to the SAI. The Trust SAI is included in Exhibit B to this SAI.

Subadvisory Agreements for Acquiring Portfolio

The Manager has entered into a subadvisory agreement with QMA & PIM pursuant to which the Manager (and not the Acquiring Portfolio) will pay QMA and PIM the annualized fees shown below.

QMA

0.30% of average daily net assets to $250 million;
0.25% of average daily net assets over $250 million to $500 million;
0.22% of average daily net assets over $500 million to $750 million;
0.20% of average daily net assets over $750 million

PIM

0.15% of average daily net assets to $500 million;
0.14% of the next $500 million;
0.12% of average daily net assets over $1 billion

Portfolio Managers: Other Accounts

Additional Information About the Portfolio Managers—Other Accounts and Share Ownership—Acquiring Portfolio

The following table sets forth information about the Acquiring Portfolio and accounts other than the Acquiring Portfolio for which the portfolio managers are primarily responsible for day-to-day portfolio management as of the most recently completed fiscal year. The table shows, for each such portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The tables also set forth the dollar range of equity securities of each portfolio of the Trust beneficially owned by the portfolio managers as of the most recently completed fiscal year.

Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Prudential Investment Management, Inc.	Michael J. Collins, CFA	16/$25,613,279,053	6/$4,244,542,293	23/$11,834,552,224	None
	Richard Piccirillo	27/$18,226,708,897	24/$7,224,218,607	105/$47,032,442,211	None
	Gregory Peters	6/$9,798,743,875	6/$2,827,088,344	26/$15,844,919,260	None

Quantitative	Stacie Mintz	10/$7,796,175,918	9/$2,566,167,178	28/$5,788,430,097	None

Management Associates, LLC				5/$1,035,066,043
	Edward F Keon, Jr.	25/$62,161,421,078	1/$44,845,101	33/$1,827,525,165	None
	Jacob Pozharny, PhD	4/$970,302,804	10/$1,868,362,625	27/$7,954,253,274 9/$2,323,524,832	None
	Edward L. Campbell, CFA	25/$62,161,421,078	1/$44,845,101	33/$1,827,525,165	None
	Joel Kallman, CFA	25/$62,161,421,078	1/$44,845,101	33/$1,827,525,165	None

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest—Acquiring Portfolio

QUANTITATIVE MANAGEMENT ASSOCIATES LLC (QMA)

COMPENSATION. QMA’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.

An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters.  In addition, a person’s qualitative contributions would also be considered in determining compensation.  An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA strategies, and (ii) 20% of the value of the grant consists of stock options and/or restricted stock of Prudential Financial, Inc. (QMA’s ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA).

The annual cash bonus pool is determined quantitatively based on two primary factors:  1) investment performance of composites representing QMA’s various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which our strategies are managed, and 2) business results as measured by QMA’s pre-tax income. To the extent that the Portfolio is included in such a composite, the benchmark utilized will be the benchmark as disclosed in the Portfolio’s prospectus.

CONFLICTS OF INTEREST. Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:

•                  Elimination of the conflict;

•                  Disclosure of the conflict; or

•                  Management of the conflict through the adoption of appropriate policies and procedures.

QMA follows Prudential Financial’s policies on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.

•                  Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the capital appreciation of a portfolio, and may offer greater upside potential to an investment manager than asset-based fees, depending on how the fees are structured. This side-by-side management can create an incentive for QMA and its investment professionals to favor one account over another. Specifically, QMA has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.  In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.

•                  Long Only/Long-Short Accounts. QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.

•                  Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA’s investment professionals may have an interest in funds in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.

•                  Affiliated Accounts. QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.

•                  Non-Discretionary Accounts or Model Portfolios. QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.

•                  Large Accounts. Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for QMA.

•                  Securities of the Same Kind or Class. QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in QMA’s management of multiple accounts side-by-side.

How QMA Addresses These Conflicts of Interest. The conflicts of interest described above with respect to different types of side-by-side management could influence QMA’s allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest. QMA’s Conflicts of Interest and related policies stress that investment decisions are to be made in accordance with the fiduciary duties owed to each account without giving consideration to QMA or QMA’s personnel’s pecuniary, investment or other financial interests.

In keeping with its fiduciary obligations, QMA’s policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably. QMA’s investment strategies generally require that QMA invest its clients’ assets in securities that are publicly traded. QMA generally does not participate in initial public offerings. QMA’s investment strategies are team-managed, reducing the likelihood that one portfolio would be favored over other portfolios managed by the team. These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities. QMA’s compliance procedures with respect to these policies include independent reviews by its compliance unit of the timing, allocation and aggregation of trades, allocation of investment opportunities and the performance of similarly managed accounts. These procedures are designed to detect patterns and anomalies in QMA’s side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA’s trade management oversight committee, which consists of senior members of its management team, reviews trading patterns on a periodic basis.

QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. QMA may aggregate trades for multiple portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution.  Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account’s appetite for the issue when such appetite can be determined. As mentioned above, QMA’s compliance unit performs periodic reviews to determine that all portfolios are rebalanced consistently, over time, within all strategies.

With respect to QMA’s management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA’s review is also intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios, although such views may actually be reasonable due to differing portfolio constraints.

QMA’s Relationships with Affiliates and Related Conflicts of Interest. As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. It is affiliated with many types of financial service providers, including broker-dealers, insurance companies, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.

Conflicts Related to QMA’s Affiliations.

Conflicts Arising Out of Legal Restrictions. QMA may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of QMA’s relationship with Prudential Financial and its other affiliates. For example, QMA’s holdings of a security on behalf of its clients are required, under some SEC rules, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds.  QMA tracks these aggregate holdings and may restrict purchases to avoid crossing such thresholds. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for our clients. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.

Conflicts Related to QMA’s Asset Allocation Services. QMA performs asset allocation services as subadviser for affiliated mutual funds managed or co-managed by the Investment Manager, including for some Portfolios offered by the Fund. QMA may, under these arrangements, allocate assets to an asset class within which funds or accounts that QMA directly manages will be selected. In these circumstances, QMA receives both an asset allocation fee and a management fee. As a result, QMA has an incentive to allocate assets to an asset class that it manages in order to increase its fees. To help mitigate this conflict, the compliance group monitors the asset allocation to determine that the investments were made within the established guidelines by asset class.

In certain arrangements QMA subadvises mutual funds for the Investment Manager through a program where they have selected QMA as a manager, resulting in QMA’s collection of subadvisory fees from them. The Investment Manager also selects managers for some of QMA’s asset allocation products and, in certain cases, is compensated by QMA for these services under service agreements. The Investment Manager and QMA may have a mutual incentive to continue these types of arrangements that benefit both companies. These and other types of conflicts of interest are reviewed to verify that appropriate oversight is performed.

Conflicts Arising Out of Securities Holdings and Other Financial Interests. QMA, Prudential Financial, Inc., the general account of the Prudential Insurance Company of America (PICA) and accounts of other affiliates of QMA (collectively, affiliated accounts) may, at times, have financial interests in, or relationships with, companies whose securities QMA may hold, purchase or sell in our client accounts. This may occur, for example, because affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as QMA’s client accounts. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by us on behalf of QMA’s client accounts. For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. QMA may also invest in the securities of one or more clients for the accounts of other clients. While these conflicts cannot be eliminated, QMA has implemented policies and procedures, including adherence to PIM’s information barrier policy, that are designed to ensure that investments of clients are managed in their best interests.

Certain of QMA’s employees may offer and sell securities of, and units in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for QMA’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to QMA. In addition, such sales could result in increased compensation to the employee.

A portion of the long-term incentive grant of some of QMA’s investment professionals will increase or decrease based on the annual performance of several of QMA’s strategies over a defined time period. Consequently, some of QMA’s portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to verify that each of its accounts is managed in a manner that is consistent with QMA’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, QMA’s Chief Investment Officer will perform a comparison of trading costs between the accounts in the strategies whose performance is considered in connection with the long-term incentive grant and other accounts, to verify that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a trade management meeting.

Conflicts of Interest in the Voting Process. Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of QMA. When QMA identifies an actual or potential conflict of interest between QMA and its clients, QMA votes in accordance with the policy of its proxy voting facilitator rather than its own policy. In that manner, QMA seeks to assure the independence and objectivity of the vote.

PRUDENTIAL INVESTMENT MANAGEMENT, INC. (PIM)

COMPENSATION. The base salary of an investment professional in the Prudential Fixed Income unit of PIM is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under Prudential Fixed Income’s long-term incentive plan, is primarily based on such person’s contribution to Prudential Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of Prudential Fixed Income’s operating income and is refined by business metrics, which may include:

•                  business development initiatives, measured primarily by growth in operating income;

•                  the number of investment professionals receiving a bonus; and/or

•                  investment performance of portfolios on a 1-year and 3-year basis: (i) relative to appropriate peer groups and/or (ii) as measured against relevant investment indices. The relevant benchmark for a portfolio will be the benchmark as disclosed in the prospectus.

Long-term compensation consists of Prudential Financial restricted stock and grants under the long-term incentive plan. Grants under the long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. The value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of Prudential Fixed Income’s most frequently marketed investment strategies. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance and the growth of Prudential Fixed Income’s business. Both the restricted stock and participation interests are subject to vesting requirements.

CONFLICTS OF INTEREST. Like other investment advisers, Prudential Fixed Income is subject to various conflicts of interest in the ordinary course of its business.  Prudential Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews.  When actual or potential conflicts of interest are identified, Prudential Fixed Income seeks to address such conflicts through one or more of the following methods:

•                  elimination of the conflict;

•                  disclosure of the conflict; or

•                  management of the conflict through the adoption of appropriate policies and procedures.

Prudential Fixed Income follows the policies of Prudential Financial, Inc. (Prudential Financial) on business ethics, personal securities trading by investment personnel, and information barriers.  Prudential Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies.  Prudential Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. Prudential Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest.  Examples are detailed below, followed by a discussion of how Prudential Fixed Income addresses these conflicts.

•                  Performance Fees— Prudential Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees.  This side-by-side management may be deemed to create an incentive for Prudential Fixed Income and its investment professionals to favor one account over another.  Specifically, Prudential Fixed Income could be considered to have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

•                  Affiliated accounts— Prudential Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts.  Prudential Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.

•                  Large accounts—large accounts typically generate more revenue than do smaller accounts and certain of Prudential Fixed Income’s strategies have higher fees than others.  As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for Prudential Fixed Income.

•                  Long only and long/short accounts— Prudential Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling.  Prudential Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts.  These short sales could reduce the value of the securities held in the long only accounts.  In addition, purchases for long only accounts could have a negative impact on the short positions.

•                  Securities of the same kind or class— Prudential Fixed Income may buy or sell for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different.  Prudential Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction.  Different strategies trading in the same securities or types of securities may appear as inconsistencies in Prudential Fixed Income’s management of multiple accounts side-by-side.

•                  Financial interests of investment professionals— Prudential Fixed Income investment professionals may invest in investment vehicles that it advises.  Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial.  In addition, the value of grants under Prudential Fixed Income’s long-term incentive plan is affected by the performance of certain client accounts.  As a result, Prudential Fixed Income investment professionals may have financial interests in accounts managed by Prudential Fixed Income or that are related to the performance of certain client accounts.

•                  Non-discretionary accounts or models— Prudential Fixed Income provides non-discretionary investment advice and non-discretionary model portfolios to some clients and manages others on a discretionary basis.  Trades in non-discretionary accounts could occur before, in concert with, or after Prudential Fixed Income executes similar trades in its discretionary accounts.  The non-discretionary clients may be disadvantaged if Prudential Fixed Income delivers the model investment portfolio or investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How Prudential Fixed Income Addresses These Conflicts of Interest. Prudential Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

•                  The head of Prudential Fixed Income and its chief investment officer periodically review and compare performance and performance attribution for each client account within its various strategies.

•                  In keeping with Prudential Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its accounts fairly and equitably over time.  Prudential Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation.  Prudential Fixed Income has compliance procedures with respect to its aggregation and allocation policy that include independent monitoring by its compliance group of the timing, allocation and aggregation of trades and the allocation of investment opportunities.  In addition, its compliance group reviews a sampling of new issue allocations and related documentation each month to confirm compliance with the allocation procedures.  Prudential Fixed Income’s compliance group reports the results of the monitoring processes to its trade management oversight committee. Prudential Fixed Income’s trade management oversight committee reviews forensic reports of new issue allocation throughout the year so that new issue allocation in each of its strategies is reviewed at least once during each year.  This forensic analysis includes such data as: (i) the number of new issues allocated in the strategy; (ii) the size of new issue allocations to each portfolio in the strategy; and (iii) the profitability of new issue transactions.  The results of these analyses are reviewed and discussed at Prudential Fixed Income’s trade management oversight committee meetings.  Prudential Fixed Income’s trade management oversight committee also reviews forensic reports on the allocation of trading opportunities in the secondary market.  The procedures above are designed to detect patterns and anomalies in Prudential Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

•                  Prudential Fixed Income has policies and procedures that specifically address its side-by-side management of long/short and long only portfolios.  These policies address potential conflicts that could arise from differing positions between long/short and long only portfolios.  In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to Prudential Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Prudential Fixed Income is part of a diversified, global financial services organization.  Prudential Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers.  Some of its employees are officers of some of these affiliates.

•                  Conflicts Arising Out of Legal Restrictions.  Prudential Fixed Income may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale.  These restrictions may apply as a result of its relationship with Prudential Financial and its other affiliates.  For example, Prudential Fixed Income’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates.  These holdings could, on an aggregate basis, exceed certain reporting thresholds that are monitored, and Prudential Fixed Income may restrict purchases to avoid exceeding these thresholds.  In addition, Prudential Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients.  For example, Prudential Fixed Income’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers.  Prudential Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers.  Prudential Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within PIM by maintaining information barriers.  In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of Prudential Fixed Income.

•                  Conflicts Related to Outside Business Activity. From time to time, certain of Prudential Fixed Income employees or officers may engage in outside business activity, including outside directorships.  Any outside business activity is subject to prior approval pursuant to Prudential Fixed Income’s personal conflicts of interest and outside business activities policy.  Actual and potential conflicts of interest are analyzed during such approval process.  Prudential Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, nonpublic information regarding an issuer. The head of Prudential Fixed Income serves on the board of directors of the operator of an electronic trading platform.  Prudential Fixed Income has adopted procedures to address the conflict relating to trading on this platform. The procedures include independent monitoring by Prudential Fixed Income’s chief investment officer and chief compliance officer and reporting on Prudential Fixed Income’s use of this platform to the President of PIM.

•                  Conflicts Related to Investment of Client Assets in Affiliated Funds.  Prudential Fixed Income may invest client assets in funds that it manages or sub-advises for an affiliate.  Prudential Fixed Income may also invest cash collateral from securities lending transactions in these funds.  These investments benefit both Prudential Fixed Income and its affiliate.

•                  PICA General Account.  Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA’s general account, including Prudential Fixed Income’s trades on behalf of the account, may affect market prices.  Although Prudential Fixed Income doesn’t expect that PICA’s general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

Conflicts Related to Securities Holdings and Other Financial Interests

•                  Securities Holdings.  PIM, Prudential Financial, PICA’s general account and accounts of other affiliates of Prudential Fixed Income (collectively, affiliated accounts) hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure.  These investments can result in conflicts between the interests of the affiliated accounts and the interests of Prudential Fixed Income’s clients.  For example: (i) Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by Prudential Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts.  In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt.  (ii) To the extent permitted by applicable law, Prudential Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts.  Prudential Fixed Income’s interest in having the debt repaid creates a conflict of interest.  Prudential Fixed Income has adopted a refinancing policy to address this conflict.  Prudential Fixed Income may be unable to invest client assets in the securities of certain issuers as a result of the investments described above.

•                  Conflicts Related to the Offer and Sale of Securities. Certain of Prudential Fixed Income’s employees may offer and sell securities of, and interests in, commingled funds that it manages or sub-advises.  There is an incentive for Prudential Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it.  In addition, such sales could result in increased compensation to the employee.

•                  Conflicts Related to Long-Term Compensation. The performance of many client accounts is not reflected in the calculation of changes in the value of participation interests under Prudential Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. As a result of the long-term incentive plan, Prudential Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, Prudential Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to ensure that each of its client accounts is managed in a manner that is consistent with Prudential Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, Prudential Fixed Income’s chief investment officer reviews performance among similarly managed accounts with the head of Prudential Fixed Income on a quarterly basis.

•                  Other Financial Interests.  Prudential Fixed Income and its affiliates may also have financial interests or relationships with issuers whose securities it invests in for client accounts.  These interests can include debt or equity financing, strategic corporate relationships or investments, and the offering of investment advice in various forms.  For example, Prudential Fixed Income may invest client assets in the securities of issuers that are also its advisory clients.

In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that Prudential Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to Valuation and Fees.

When client accounts hold illiquid or difficult to value investments, Prudential Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management.  Prudential Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests.

Conflicts Related to Securities Lending Fees

When Prudential Fixed Income manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would yield higher securities lending rates.  This conflict is mitigated by the fact that Prudential Fixed Income’s advisory fees are generally based on the value of assets in a client’s account.  In addition, Prudential Fixed Income’s securities lending function has a separate reporting line to its chief operating officer (rather than its chief investment officer).

EXHIBIT B TO STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information of Advanced Series Trust, Dated July 1, 2015

The Statement of Additional Information of Advanced Series Trust, dated July 1, 2015 (the “Trust SAI”) is incorporated herein by reference and is included with, and considered to be a part of, this SAI.